SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WHX CORPORATION

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 6/30/99            5,000             6.7500
          GABELLI FUNDS, LLC.
               THE GABELLI VALUE FUND,INC.
                                 6/23/99            1,100             7.0500
                                 6/22/99            9,900             7.0600
                                 6/16/99            5,000             6.8725
               THE GABELLI SMALL CAP GROWTH FUND
                                 5/11/99           10,000             8.3000
               THE GABELLI CAPITAL ASSET FUND
                                 6/17/99            5,000             6.8625
          GAMCO INVESTORS, INC.
                                 7/01/99            5,000             6.7150
                                 7/01/99            1,000             6.7500
                                 7/01/99           64,300             6.7150
                                 6/30/99           10,000             6.6250
                                 6/29/99           20,000             6.7500
                                 6/25/99              500-            6.8750
                                 6/24/99            7,000             6.9330
                                 6/24/99            1,000-            6.8125
                                 6/22/99            3,000-             *DO
                                 6/18/99              500-            6.8125
                                 6/17/99            1,400-            6.8125
                                 6/16/99            1,600-            6.8750
                                 6/15/99            1,500-            6.8125
                                 6/09/99            3,000             7.1250
                                 6/08/99            1,000-            6.9375
                                 6/04/99            1,000-             *DO
                                 6/01/99              500             7.5625
                                 5/14/99            2,000             8.1563
                                 5/14/99            1,000-            8.0000
                                 5/11/99            3,000             8.0625
                                 5/10/99            3,500             8.3750
                                 5/03/99            2,500             8.2500
                                 7/01/99            5,000             6.6750


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.







                                                  SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD A

          GABELLI FUNDS, LLC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 5/25/99            1,000-           33.9489
                                 5/24/99            1,000-           34.1489
          GAMCO INVESTORS, INC.
                                 6/01/99              500-           33.7500
                                 5/25/99            2,500            34.0000
                                 5/21/99              400            34.5000































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.












                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD B

          GABELLI FUNDS, LLC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 5/24/99            1,000-           34.3489
          GAMCO INVESTORS, INC.
                                 6/22/99              500            34.3750
                                 6/21/99              500            34.4375
                                 5/21/99            1,500            34.9792





















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.